Subsequent Events	6 Months Ended
Mar. 24, 2012
Subsequent Events [Abstract]
Subsequent Events
16.	Subsequent Events
On April 25, 2012, the Partnership entered into a definitive agreement (the “Contribution Agreement”) with Inergy, L.P. (“Inergy”), Inergy GP, LLC and Inergy Sales and Service, Inc. (“Inergy Sales”) to acquire the sole membership interest in Inergy Propane, LLC, including certain wholly-owned subsidiaries of Inergy Propane LLC, and the assets of Inergy Sales (such interests and assets collectively, “Inergy Propane”) for a total acquisition value of approximately $1,800,000 which is subject to certain closing adjustments (the “Inergy Propane Acquisition”). At the time of the closing of the Inergy Propane Acquisition, and following certain pre-closing transactions, Inergy Propane will consist of the retail propane assets and operations of Inergy.
Prior to closing, Inergy Propane will transfer its interest in certain subsidiaries, as well as all of its rights and interests in the assets and properties of its wholesale propane supply, marketing and distribution business, and its rights and interest in the assets and properties of its West Coast natural gas liquids business, to Inergy. These assets will not be included as part of the Inergy Propane business at the time of the transfer of the membership interests in Inergy Propane to the Partnership and will not be part of the Inergy Propane Acquisition. Following the acquisition, Inergy Propane and its remaining wholly-owned subsidiaries being acquired will become subsidiaries of the Partnership. The Partnership is acquiring Inergy Propane for total consideration of approximately $1,800,000, consisting of: (i) $1,000,000 of newly issued senior notes and $200,000 in cash to Inergy bondholders; and, (ii) $600,000 of new common units in the Partnership, which will be distributed to Inergy and Inergy Sales, the majority of which will subsequently be distributed by Inergy to its unitholders.
On April 25, 2012, the Partnership entered into a commitment letter with certain lenders who are party to the Partnership's existing Amended Credit Agreement pursuant to which such lenders committed to provide the Partnership with (i) a $250,000 senior secured 364-day incremental term loan facility (the “364-Day Facility”) and (ii) an increase in the Partnership's revolving credit facility under the existing Amended Credit Agreement from $250,000 to $400,000.
On April 25, 2012, the Partnership also received consents from the requisite lenders under the Amended Credit Agreement to enable the Partnership to incur additional indebtedness, make amendments to the Amended Credit Agreement to adjust certain covenants, and otherwise perform the Partnership's obligations as contemplated by the Inergy Propane Acquisition.